October 27, 2021

BNY MELLON ULTRA SHORT INCOME FUND

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Trustees of BNY Mellon Ultra Short Income Fund (the "Fund") has approved the liquidation of the Fund effective on or about December 21, 2021 (the "Liquidation Date"). Before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities will be sold and/or allowed to mature in their normal course and the Fund may cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about November 30, 2021 (the "Closing Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans if the Fund is established as an investment option under the plans before the Closing Date. The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer or Automatic Asset Builder no longer will be accepted after December 10, 2021. However, subsequent investments by Individual Retirement Accounts and retirement plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates (together, "BNYM Adviser Retirement Plans") pursuant to TeleTransfer or Automatic Asset Builder (but not by check) will be accepted after December 10, 2021.

Fund shares held on the Liquidation Date in BNYM Adviser Retirement Plans will be exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

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